Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 22: SUBSEQUENT EVENTS

a.	On February 15, 2026, the Company delisted the INX Token from the INX One trading platform. This decision was made following a strategic internal review of the Company’s offerings, administrative requirements and other related factors. As a result of the delisting, the INX Token is no longer available for secondary market trading on the Company’s platform. The Company continues to recognize the rights of INX Token holders pursuant to the terms of the INX Token Purchase Agreement. The Company cannot provide assurance that an alternative trading venue will develop or be maintained, which may limit the ability of holders to divest their positions.

b.	On March 31, 2026, the Company sold its 33% interest in Nabatech (see note 6) to SICPA for $500, which was received on April 1, 2026.